March 18 - 20, 2013 Occidental Petroleum Corporation Howard Weil 41st Annual Energy Conference Stephen I. Chazen President and Chief Executive Officer

2 • Execute on our capital program with a focus on growing our U.S. oil production. • Continue to drive our effort to further reduce our oil and gas operating costs, and improve our capital and drilling efficiency with the overriding goal to create higher margins from our oil and gas production. • Execute on our long-term projects allowing for these large capital investments to make significant contributions to our earnings and cash flow in the 2014-15 period. Key Messages

Full Year 2012 Results – Summary FY 2012 FY 2011 • *Core Income from continuing operations $5,750 $6,828 • *Core EPS (diluted) from continuing operations $7.09 $8.39 • Reported Net Income $4,598 $6,771 • Reported EPS (diluted) $5.67 $8.32 • Worldwide oil and gas production volumes (mboe/d) +5% 766 733 • US oil and gas production volumes (mboe/d) +8% 465 428 • Capital Spending $10,226 $7,518 • Cash Flow from Operations $11,312 $12,281 ($ in millions, except EPS data) *See attached for GAAP reconciliation 3

4 • We currently estimate that our 1Q13 oil and gas production outside the U.S. will be roughly 18 mboe/d below the 4Q12 level, however, sales volumes should be approximately 40 mboe/d lower than 4Q12. • While the lower production volumes are due to the combined effect of a facility turnaround in Qatar, the impact of full cost recovery on certain production sharing contracts and, pipeline disruptions in Colombia, our sales volumes were further impacted by the timing of liftings in the Middle East/North Africa region. • We estimate that the lower sales volumes should negatively impact our 1Q13 earnings by approximately $200 mm after tax compared to 4Q12. Costs associated with both the turnaround and pipeline disruptions should reduce earnings up to an additional $100 mm after tax. Updated 1Q13 Oil & Gas Sales and Earnings Guidance

Overriding Goal is to Maximize Total Shareholder Return • We believe this can be achieved through a combination of: • Growing our oil and gas production by 5% to 8% per year on average over the long term; • Allocating and deploying capital with a focus on achieving well above cost-of-capital returns (ROE and ROCE); – Return Targets* • Domestic – 15+% • International – 20+% • Consistent dividend growth, that is superior to that of our peers. What Is Our Philosophy & Strategy? *Assumes Moderate Product Prices 5

170 61% 110 39% U.S. InternationalOil & Gas Production Full Year 2012 (Million barrels of oil equivalent) 171 61%30 11% 79 28% Oil NGLs Gas Oxy Is Primarily a Domestic Oil Producer 6

1. Base/Maintenance Capital 2. Dividends 3. Growth Capital 4. Acquisitions 5. Share Repurchase Cash Flow Priorities 7

8 • Our ability to pay dividends is indicated by our free cash flow generation. • In mid-February, the Board announced a further 18.5% increase in our dividend to an annualized rate of $2.56 per share, bringing the 11-year compound dividend growth rate to 16% per year. • We have now raised our dividend every year for 11 consecutive years and a total of 12 times since 2002, increasing it 412% over the period. • As a result of our consistent long-term record of growing our dividend, we are proud to have been selected for inclusion in Mergent’s Dividend Achievers indices for 2013. − This is a highly regarded series of indices that track companies with strong long-term dividend growth. Consistent Dividend Growth

$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E $0.50 $0.52 $0.55 $0.65 $0.80 $0.94 $1.21 $1.31 $1.47 $1.84 $2.16 $2.56 $0.50 $1.02 $1.57 $2.22 $3.02 $3.96 $5.16 $6.48 $7.95 $9.79 $11.95 $14.51 Annual Dividends Paid Cumulative Dividends Paid Consistent Dividend Growth Note: Dividends paid as per the Record Date, excludes impact of accelerated 4Q12 payout. ($/share) 9

Worldwide Oil & Gas Producing Areas Colombia Libya Oman UAE Yemen Bolivia Qatar Iraq Bahrain Focus Areas United States Permian Basin California 10

$12.84 $14.22 $14.00 $14.99 $15.99 $14.95 <$12.84 8 10 12 14 16 FY11 4Q11 1Q12 2Q12 3Q12 4Q12 Goal $ P ro d uc tio n Cos ts per b o e • We expect our production costs per barrel to be under $14 in 2013, which is significantly lower than the 2012 average costs. • Steps taken in 4Q12, along with added measures implemented early this year, should result in ~$450 mm in annualized operating cost savings for 2013 vs. 2012. • In addition, we are approximately halfway toward our goal for 2013 to reduce our U.S. drilling costs by 15% vs. 2012, with further improvements expected through the year. 11 Capital Efficiency & Operating Cost Reduction Program

• Our overall capital spending is expected to decline by ~6% in 2013 to $9.6 billion from the $10.2 billion we spent in 2012. • The reduction in capital will come entirely from the oil and gas business where the 4Q12 spend rate was already close to the level planned for all of 2013. – Almost all of the reductions will be made in domestic operations. – Midstream capital spending will increase mainly for the BridgeTex pipeline. • The 2013 program breakdown is expected to be about 75% in Oil and Gas, 11% in the Al Hosn Gas Project, 9% in the domestic Midstream and the remainder in Chemical. 12 2013 Capital Outlook

• Capital spending is expected to decline by ~6% in 2013 to $9.6 billion from the $10.2 billion we spent in 2012. Al Hosn Gas 11% Rest of Middle East 20% Chemicals 4% US Midstream 9% US Oil & Gas 46% Exploration & Other 10% 2013E Capital - $9.6 Billion Al Hosn Gas 12% Rest of Middle East 18% Chemicals 4% US Midstream 4% US Oil & Gas 52% Exploration & Other 10% 2012A Capital - $10.2 Billion 13 Capital Spending 2013 Estimate vs. 2012 Actual

0 10 20 30 40 50 60 2012 2013E O x y Op e ra ted Dome s tic A v e ra ge Rig Co u n ts 64 55 • In domestic oil and gas, development capital will be about 46% of our total capital program. – We expect our average operated rig count in the United States to be about 55 rigs during 2013 compared to 64 rigs in 2012. – We have eliminated our less productive rigs to improve our returns. • Our total domestic oil and gas capital is expected to decrease ~$900 million compared to 2012. • We expect our U.S. oil production to continue to grow this year despite the modest decline in rigs. 14 2013 Capital Outlook – Domestic Oil & Gas

• Permian capital should remain flat. • We expect to reduce CA capex ~$500 mm from 2012, as a result of ongoing well cost reductions and efficiencies, a modest shift toward more conventional drilling opportunities and the constraints of the current environment. • In the Midcontinent, we expect to reduce capex ~$400 mm from 2012. • We have reduced our activity in higher cost unconventional oil plays, specifically in the Williston and in lower return gas properties, mainly in the Midcontinent and Rockies. • However, as a result of planned efficiencies we expect to drill a similar number of wells as we did in 2012. California, 24% Permian, 31% Mid- Continent & Other, 15% Chemicals, 7% US Midstream, 14% Exploration & Other, 9% 2013E Domestic Capital - $6.2 Billion (As a % of total domestic capital) 15 2013 Capital Outlook – Domestic Oil & Gas

U.S. Oil Production Should Continue to Grow in 2013 139 139 140 135 133 240 244 249 260 265 70 72 73 74 77 0 100 200 300 400 500 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 Natural Gas Oil NGLs T h o u san d b o e per da y +25 mb/d oil production growth 449 455 462 469 475 • Total U.S. production grew by 6% in 2012, or 26 mboe/d, of which 25 mb/d was oil, as we continued to execute on our oil production growth strategy. • We expect our U.S. oil production for all of 2013 to grow by about 8% to 10% from the 2012 average. 16

17 • Domestically, we expect oil production for all of 2013 to grow by about 8% to 10% from the 2012 average. − With lower drilling on gas properties, we expect natural gas and NGL production to decline somewhat this year. − Planned plant turnarounds in the Permian CO2 business will cause additional volatility to production in the first half of the year. • Internationally, at current prices we expect production to be lower in 1Q13 due to a planned turnaround in Qatar. − Production should be relatively flat the rest of the year compared to 4Q12. 2013 Production Outlook

Sacramento San Francisco Los Angeles Bakersfield Oxy Acreage • Largest acreage holder in CA with ~2.1 mm acres, majority of which are net fee mineral interests; • 2012 production of 148 mboe/d vs. 138 mboe/d in 2011; • 78% interest in the Elk Hills Field — the largest producer of gas and NGLs in CA; • During 2012, Oxy drilled ~760 wells; • Diverse geologic characteristics and numerous reservoir targets; • Development opportunities range from conventional to steam floods, water floods and shales. 18 California Overview

• Total CA oil production volumes grew 10% in 2012 vs. 2011, and as we continued to execute on our oil production growth strategy. • We have grown our production in CA despite declines seen at the mature Elk Hills field, permitting issues and continued low gas prices. • Overall performance of the new resources has been consistent with expectations, including our unconventional opportunities for which well performance is similar to the type curves we disclosed a couple of years ago. • We will continue our focus on higher return, low cost opportunities in CA, and this is a very diverse opportunity set. California Update 19

Permian Basin Overview



Colorado
Kansas
Sheep Mountain
Hugoton
Bravo Dome
To Cushing, OK
New Mexico
Denver City Unit
Lubbock
Salt Creek
Indian Basin Area
Cogdell
Hobbs
Midland
Sharon Ridge
Seminole
Texas
Oxy Acreage
CO_2 Pipelines
Oil Pipelines

- ***2012 production of 207 mboe/d, vs. 198 mboe/d in 2011;***
- ***Largest oil producer in Permian (~16% net share of total)***
- ***Largest operator in Permian (of 1,500+ operators);***
- ***~60% of Oxy's Permian oil production is from CO_2 related EOR projects – Oxy's most profitable business;***
- **Drilled ~550 wells on operated properties in 2012;**
- ***Have another 2.5 BBOE of likely recoverable resource;***
- **Ample supply of CO_2 accelerates project implementations.**

20

Delaware Basin Gross Oxy Share Avalon 340 120 Bone Spring 1 Sand 560 220 Bone Spring 2 Sand 530 210 Bone Spring 3 Sand 420 140 Wolfbone 180 55 Wolfcamp Shale 570 200 Delaware Shale 420 160 Penn Shale 320 120 Wabo 190 50 Yeso 230 60 Midland Basin Cline Shale 390 160 Wolfcamp Shale 425 150 Wolfberry 280 100 Totals 4,855 1,745 Acreage in Select Permian Plays (Thousands of Acres) • Oxy’s Permian non-CO2 business is one of our fastest growing assets; • Since beginning delineation and development efforts in 2010, we have grown production by +25%; • In 2012, Oxy’s non-CO2 operations increased their development program, which accounted for +300 of the wells drilled in the Permian; • Due to the significant activity by us and our partners, our Permian acreage where we believe resource development is likely, has grown from our estimate of ~3 mm gross acres early last year to ~4.9 mm; • Oxy's net share of this acreage grew from ~1 mm acres to ~1.7 mm acres during the same period. Permian non-Co2 Business 21

Delaware Basin Midland Basin Central Basin Platform Ozona Arch Matador Arch Val Verde Basin Northwest Shelf Diablo Platform Eastern Shelf Wolfberry Wolfcamp horz. Cline Shale Bone Spring Wolfcamp horz. Avalon Wolfbone Map of Select Permian Basin Plays 22

• Capital for future growth projects: − The Al Hosn Gas Project. − Construction has begun on the BridgeTex pipeline, which we expect will start operations in 2014. − Gas and CO2 processing plants and pipelines to expand the capacity of these facilities to handle future production growth. − A new chlor-alkali plant in the chemical business. 23 • We are currently in an investing phase in many of our businesses where a higher than normal portion of our capital is spent on longer-term projects. • In 2013, we expect to spend ~25% of our total capital expenditures on projects that will make a significant contribution to our earnings and cash flow over the next several years. 2013 Capital Outlook – Future Growth Projects Capital for Future Growth Projects 25% 2013E Total Capital - $9.6 Billion

• Future growth projects: − The Al Hosn Gas Project; − The BridgeTex Pipeline; − Gas and CO2 processing plants and pipelines; − A new chlor-alkali plant in the chemical business. • Accumulated balance of these project costs is ~$3 billion and expected to grow to ~$5 billion by the end of 2013. • Once these projects come on line in 2014-15, we expect them to make significant contributions to our earnings and cash flow. • Oxy Return Targets: − International: 20% − Domestic: 15% Oxy Total Net PP&E - $52 Billion 24 Future Contribution of Growth Projects Accumulated Balance of project costs as a % of net PP&E $5 Billion

Future Growth – Al Hosn Gas Project • Shah Gas Field one of the largest in the Middle East; • Oxy holds a 40% participating interest under a 30-year contract; • The project involves development of high-sulfur content reservoirs within the Shah field, onshore ~180 km so. west of Abu Dhabi; • Production start-up is scheduled in late 2014; • Anticipated to produce +500 mmcf/d of sales gas and +50 mboe/d of NGLs and condensate – providing net to Oxy +200 mmcf/d of gas and +20 mboed of NGLs and condensate. 25

• The Project is ~65% complete and progressing as planned; • Spending on the Project was ~12% ($1.2 B) of our total capex for 2012; • Capex for the Project is expected to decline modestly from 2012 levels, and comprise about 11% of our total capex program for 2013; • Once the Project becomes operational, early free cash flow should be ~$600 million annually at about current oil prices and conservative sulfur prices; • Based on our 2012 capex for the Project, this would equate to a $1.8 billion increase in cash flow. Future Growth – Al Hosn Gas Project 26

Future Growth – The BridgeTex Pipeline Project

- ***Goal is to maximize our oil price realizations, particularly for the oil produced in our Permian operations.***



New Mexico
Oklahoma
Texas
Cushing
Wichita Falls
Longview
Wortham
Permian Basin
BridgeTex Pipeline
Centurion
Basin
Seaway/Keystone
Sun
Longhorn
Plains
Houston
Port Arthur
Corpus Christi
Refinery

- **Oxy spending $400 mm to develop the BridgeTex pipeline as a JV with Magellan Midstream Partners;**
- **The ~450 mile pipeline will have a capacity to transport ~300,000 b/d of crude oil between the Permian region (Colorado City, TX) and the Gulf Coast refinery markets;**
- **Project also includes construction of ~2.6 mm barrels of oil storage;**
- **Oxy is the anchor shipper with a significant volume commitment on the pipeline;**
- **Will provide shippers with access to 2.2+ mm b/d of refining capacity, as well as large transportation hubs and third-party terminals and distribution systems;**
- **Expected to begin service in mid-2014.**

OXY

27

• 5 - 8% base annual production growth over the long term • Opportunity for additional volume growth • Returns on invested capital significantly in excess of the Company’s cost of capital • Consistent, annual increases in dividends • Significant financial flexibility for opportunities in distressed periods • Conservative financial statements • Committed to generating stock market value which is greater than earnings retained • We believe this will generate top quartile returns for our shareholders Oxy – Investment Attributes 28

29 • Assuming similar realized oil and gas prices to 2012 and our expectation of comparable Chemical and Midstream segment earnings, we expect that our 2013 program will: − Generate cash flow from operations of about $12.7 billion; and − Invest about $9.6 billion in capital spending. • In 2012, we returned $2.3 billion in total cash to shareholders, in the form of dividends and share repurchases, excluding the 4Q12 accelerated dividend payout. • As a result of the 4Q12 accelerated payout, we estimate our dividend payout for 2013 to be ~1.5 billion (or ~$2 billion on an annualized basis). • We expect that a $5 p/bbl change in our realized oil prices will change cash flow from operations by about $450 million. 2013 Summary Outlook

Cautionary Statement Portions of this presentation contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Factors that could cause results to differ materially include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; general domestic political and regulatory approval conditions; political events; not successfully completing, or any material delay of, any development of new fields, expansion projects, capital expenditures, efficiency-improvement projects, acquisitions or dispositions; potential failure to achieve expected production from existing and future oil and gas development projects; exploration risks such as drilling unsuccessful wells; any general economic recession or slowdown domestically or internationally; higher-than-expected costs; potential liability for remedial actions under existing or future environmental regulations and litigation; potential liability resulting from pending or future litigation; general domestic and international political conditions; potential disruption or interruption of Occidental’s production or manufacturing or damage to facilities due to accidents, chemical releases, labor unrest, weather, natural disasters or insurgent activity; failure of risk management; changes in law or regulations; or changes in tax rates. The United States Securities and Exchange Commission (SEC) permits oil and natural gas companies, in their SEC filings, to disclose only reserves anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. We use certain terms in this presentation, such as net- in-place, net risked reserves, de-risked, EUR (expected ultimate recovery), likely recoverable resources, discovered barrels, net remaining and oil in place, that the SEC’s guidelines strictly prohibit us from using in our SEC filings. These terms represent our internal estimates of volumes of oil and gas that are not proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques and are not intended to correspond to probable or possible reserves as defined by SEC regulations. By their nature these estimates are more speculative than proved, probable or possible reserves and subject to greater risk they will not be realized. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. U.S. investors are urged to consider carefully the disclosures in our 2011 Form 10-K, available through the following toll-free number 1-888-OXYPETE (1- 888-699-7383) or on the internet at http://www.oxy.com. You also can obtain a copy form the SEC by calling 1-800-SEC-0330. We post or provide links to important information on our website including investor and analyst presentations, certain board committee charters and information that SEC requires companies and certain of its officers and directors to file or furnish. Such information may be found in the “Investor Relations” and “Social Responsibility” portions of the website. 30

31